UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

           Date of Report (Date of earliest reported) April 26, 2005

                            CAPITAL SOLUTIONS I, INC.
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             (Exact name of registrant as specified in its charter)


         DELAWARE                    0-9879                 13-2648442
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(State or other(Commission       (File Number)             (IRS Employer
    of incorporation)                                    Identification No.)


             6915 RED ROAD, SUITE #222, CORAL GABLES, FLORIDA 33143
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(Address of principal executive offices)                    (Zip Code)

       Registrant's telephone number, including area code: (305)666-6565


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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))
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Item 3.02  Unregistered Sales of Equity Securities

   The following sets forth certain sales of unregistered securities since the Company's last periodic report. These securities were issued without registration in reliance upon the exemption provided by Section 4(2) of the Securities Act of 1933 and/or Regulation D.

On April 26, 2005, the Board of Directors approved the issuance of 100,000,000 shares of common stock to Richard Astrom, an officer, director and 10% shareholder, in exchange for services rendered. This issuance was intended to be exempt from registration under section 4(2) of the Securities Act of 1933.

On April 26, 2005, the Board of Directors approved the issuance of 50,000,000 shares of common stock to Christopher Astrom, an officer, director and 10% shareholder, as well as President, CEO and CFO, in exchange for services rendered. This issuance was intended to be exempt from registration under section 4(2) of the Securities Act of 1933.

                                   SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 26, 2005                    CAPITAL SOLUTIONS I, INC.
                                        By:/s/CHRISTOPHER ASTROM
                                        Name: Christopher Astrom
                                        Title:  CEO, CFO